SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 1, 2001

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of September 1, 2001 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-QS15)

                        Residential Accredit Loans, Inc.
              -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                   333-60352                 51-0368240
 ------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
     OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 832-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                              Sequentially
Exhibit                                                         Numbered
Number                                                        Exhibit Page

10.1 Series Supplement, dated as of September 1, 2001, and the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

10.2 Certificate Guaranty Insurance Policy issued by MBIA Insurance  Corporation
relating  to  RALI  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
2001-QS15.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL ACCREDIT LOANS, INC.


                                     By:        /s/ Randy Van Zee
                                       Name:   Randy Van Zee
                                        Title:  Vice President


Dated:  September 27, 2001

EXHIBIT 10.1

               Series Supplement, dated as of September 1, 2001, and the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.

EXHIBIT 10.2

               Certificate Guaranty Insurance Policy issued by MBIA Insurance Corporation relating to RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2001-QS15.